Prospectus Supplement

October 21, 2009

Morgan Stanley Institutional Fund Trust

Supplement dated October 21, 2009 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 30, 2009 of:

Municipal Portfolio

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, Morgan Stanley Investment Management Inc. ("MSIM"), the investment adviser for Morgan Stanley Institutional Fund Trust, expects to propose to the Board of Trustees of Morgan Stanley Institutional Fund Trust that it approve a reorganization of the Municipal Portfolio (the "Portfolio") into a newly organized mutual fund advised by an affiliate of Invesco. If approved by the Board of Morgan Stanley Institutional Fund Trust, the reorganization would be submitted to the shareholders of the Portfolio for their approval.

Please retain this supplement for future reference.

  IFTFISPT 10/09